Exhibit 99.1: TFS: 2004 Annual Shareholders’ Meeting, May 7, 2004.

Slide 1
2004 Annual Shareholders’ Meeting

Jack Saltich
President, Chief Executive Officer
NYSE: TFS

Slide 2

Included in this material are certain predictions, estimates and other forward-looking statements. They are subject to risks and uncertainties that could cause the actual results to differ materially. Such risks and uncertainties include customer and market concentration, increased competition, supplier difficulties, and other similar issues. These risks and uncertainties, as well as other important factors relating to our business, are described in the Company’s filings with the SEC, including its 10K.

Slide 3
Agenda

2003 Key Transformation Activities

•	Jack Saltich, CEO

Financial Discussion

•	Jeff Buchanan, CFO

2004 Business Strategy

•	Jack Saltich

Slide 4
TFS 2003 Transformation

Changes .....
        .....in Customer Diversification
        .....in Markets Served
        .....in Geographic Locations
        .....in Business and Company Structure

Slide 5
Transformation: Customer Diversification

In 2002, 78% of our revenue came from Motorola
In 2003, 79% of our revenue came from ten customers:
     Avocent, Datex-Ohmeda, Flextronics,
     General Electric, Hypercom, Medtronic,
     Microtune, Motorola, Vitelcom and Watchguard

Slide 6
Transformation: Markets Served

1993 – 2002	2003
10% — Industrial	28% - Telecommunications
80% — Telecommunications	5% - Transportation
10% — Other	38% - Computing
6% - Consumer
13% - Medical
10% - Industrial

Slide 7
Transformation: Geographic Locations
[Graphics (omitted): pictures of manufacturing operations]

Tempe, AZ
Redmond, WA
Malaysia
Philippines
China
Marlborough, MA

Slide 8
Strategy Summary: Three Paths to Transformation

Display Module Company: 1 Customer > 80% of Sales
Significant cash commitment to Microdisplay development
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Starting Point: Early 2002

Slide 9
Strategy Summary: Three Paths to Transformation

Display Module Company: 1 Customer > 80% of Sales
Significant cash commitment to Microdisplay development
Phase 1: Broadened display offering

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Bought AVT: Moved TFS into large display market
ê
Bought DI: Provided standard product line of displays
ê
Established TFT Partner

Slide 10
Strategy Summary: Three Paths to Transformation

Display Module Company: 1 Customer > 80% of Sales
Significant cash commitment to Microdisplay development
ê
Phase 2: Became an EMS Company
ê
Bought ETMA: Added box build, PCBA capability. Now considered an “EMS” company by customers and industry
ê
Won Microtune: Customer recognized we were now an EMS company. OEM Divestiture;
RF capability obtained
ê
Bought Unico: Added world class EMS capability; keystone of strategy of having a Tier 2 footprint and Tier 3 service
ê
Bought Integrex: Solidified status as EMS “player” in Northwest; added key customers in military and medical

Slide 11
Strategy Summary: Three Paths to Transformation

Display Module Company: 1 Customer > 80% of Sales
Significant cash commitment to Microdisplay development

ê
Phase 3: Spun off Brillian to provide focus to separate parts of the business	ê
ê
Divested Microdisplays

Slide 12
Effect of Brillian Spin off on Market Cap (date)

	Feb-03	Apr-03	Jul-03	Sep-03	Dec-03	Apr-04
TFS Market Cap	$86,000	$107,500	$161,250	$159,100	$105,350	$150,500
BRLC Market Cap	$0	$0	$0	$51,675	$45,050	$50,350
Combined Value	$86,000	$107,500	$161,250	$210,775	$150,400	$200,850

	Feb-03	Apr-03	Jul-03	Sep-03	Dec-03	April 204

TFS price	$4.00	$5.00	$7.50	$7.40	$4.90	$7.00
BRLC Price	$0.00	$0.00	$0.00	$9.75	$8.50	$9.50

Slide 13

Strategy Summary: Three Paths to Transformation

Display Module Company: 1 Customer > 80% of Sales
Significant cash commitment to Microdisplay development

Broadened Display Offering	êStrategy Became an EMS company ê Result	Spun off Microdisplays

EMS Company with unique display expertise: 10 customers – 79% of sales
Key customers: Avocent (leader in KVM area), Kontron (leader in SBC area).
“EMS” has allowed strategic thrusts into Medical, Gaming, Color Handsets

Slide 14
Financial Discussion

Slide 15
Revenue History
[Bar graph (omitted)]

2002 revenues — $86.6M
2003 revenues — $159.0M
     Sales increased 84% in 2003 despite Motorola sales
     declining from $68 million in 2002 to $14 million in 2003

     +79M PCBA and box build

     +$10M RF modules

     +$16M standard displays

     +$25M color display modules

Slide 16
Balance Sheet Comparison ($ thousands)

	12/31/2002	12/31/2003
Cash	$80,600	$33,100
Accounts Receivable	$16,600	$28,100
Inventory	$17,300	$25,900
PP&E net	$23,300	$25,300
Intangibles and Goodwill	$40,200	$42,200
Other Assets	$18,000	$12,600
Net Assets in Disc Ops	$26,700	$0
Assets	$222,700	$167,200
Accounts Payable	$8,200	$30,800
Other Accrued	$4,500	$5,000
Short and Long Term Debt	$2,800	$2,900
Capital Leases	$0	$8,900
Net Liabs in Disc Ops	$1,500	$0
Liabilities	$17,000	$47,600
Minority Interest	$0	$2,600
Stockholder’s Equity	$205,700	$117,000

Slide 17
Cash Flow 2000 to 2003 ($ thousands)

	2000	2001	2002	2003	Total
Operating Cash flow	16,000	3,300	5,600	(2,000)	22,900
Acquisitions			(50,100)	(10,400)	(60,500)
Net Capex	(9,300)	(3,000)	300	(3,000)	(15,000)
Stock Issued/Buyback	125,600	(1,300)	(1,100)	100	123,300
Debt Repaid/ Minority Interest	2,700	500	(200)	(1,900)	1,100
Total TFS Cashflow	135,000	(500)	(45,500)	(17,200)	71,800
Total Brillian Cashflow	(10,000)	(14,000)	(29,800)	(30,100)	(83,900)
Total Cashflow	125,000	(14,500)	(75,300)	(47,300)	(12,100)
Note: Brillian cash flow estimated for Year 2000

Slide 18
TFS Operating Model

	2004	1H05	Long-Term
Sales	100%	100%	100%
Gross Margin	7%	10-12%	12-14%
Operating Costs	14%	8-11%	6-8%
Operating Margin	-6%	2-4%	5-6%

Note that model for 2004 is the average for the whole year

Sales driver:	Off-shore EMS and TFT business at medium to high volumes

Margin drivers:	Improved factory utilization; consolidation of display mnfg. in Beijing Penetration of gaming and industrial markets with large format displays Class 3 Medical Manufacturing

Slide 19
TFS Today

A specialized electronic manufacturing services (EMS) company with a global footprint and a unique expertise in displays and RF modules.

Slide 20
Key Objectives 2004

Revenue Growth of 15-25%
      $185M — $195M
Profitability in Q4
Market Diversification
Penetrate Key Target Markets
      Medical / Gaming
Large Format Display Applications

Slide 21
TFS Value Proposition

X Axis = Value to Customers
Y Axis = Margins

     In boxes ascending from lower left to higher right:

1.	What TFS does now

a.	PCBA / Box

b.	Design

c.	Displays

d.	EMS+Displays

2.	What TFS is adding

a.	EMS+Displays (value approach to market; innovative display systems)

b.	Systems (Class III Medical EMS; display systems)

c.	Branded

Slide 22
TFS Key Target Markets

•	Medical

•	Gaming (major market – industrial)

•	Large-format display systems (major market – industrial)

Slide 23
Class III Medical Market
(pictures omitted: medical equipment)

Major Segments	Characteristics
• Cardiovascular	• TAM = $44B
• Monitoring & Diagnostics	• SAM = $5.5B
• Endoscopy	• Market CAGR = 4 — 20%
• IV/Drug Delivery	• Outsource CAGR 16%
• Respiratory	• Target TFS GM = 20%
• Renal Replacement
• Imaging
• Emergency Care

Slide 24
Class III Medical Market
(pictures omitted: medical equipment)

Strategy

•	Pursue opportunities with focused resources (selling, engineering, PM, ops)

•	Technical sell vs. other CM opportunities due to regulatory and product performance needs (hydraulics, gases, control, displays)

•	Target customers: Medtronic, Boston Scientific, Smith & Nephew, Johnson & Johnson

•	Tracking to business plan

Slide 24
Gaming Market
(pictures omitted)

Market

•	TAM = $8B

•	SAM = $500M

•	Large, stable (source: AGA), growing, 50% US, fragmented

•	Trend to flat panel, integration of games and technology, open systems

•	High barriers, very relationship driven

Strategy

•	Focused marketing ownership within TFS

•	Sell displays, box build, PCBA

Slide 24 Gaming Market (pictures omitted)

Market

•	TAM = $900M

•	SAM = $300M

•	Human Machine Interface, Medical Imaging, Signage, Kiosks

Strategy

•	Target Tier I OEMs – Rockwell, GE, Siemens

•	Customize products for embedded applications

•	Introduce a few standard products for service/after market

Slide 24
Why the TFS Transformation is Working

•	World-class operations are ante to be in the game Beijing, Penang, Manila, Redmond, Marlborough

•	Tier 3 competitors lack Asian low-cost option Losing customers or looking for offshore partners

•	EMS providers with unique capabilities have better margins TFS: Displays, Class 3 Medical Manufacturing, RF

•	We have adopted a market-driven strategy

vs. technology-driven strategy

Slide 25
Board of Directors Announcements

     David Malmberg      Chairman of the Board

     Henry Hirvela      Vice Chairman (Chairman Elect – 2005)      Chairman – Audit Committee

Slide 26
Global EMS Solutions –
     With Display Expertise